UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 27, 2006
                                                   (September 20, 2006)


                                  WI-TRON, INC.
             (Exact name of registrant as specified in its charter)


Delaware                             0-21931                      22-3440510
---------------               --------------------           -------------------
(State or Other               (Commission File No.)             (IRS Employer
Jurisdiction                                                 Identification No.)
Incorporation)


                               59 LaGrange Street
                            Raritan, New Jersey 08869
                     ---------------------------------------
                     (Address of Principal Executive Office)


                                 (908) 253-6870
               --------------------------------------------------
               Registrant's telephone number, including area code


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]  Written communications pursuant to Rule 425 under the Securities Act

[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

                 Section 5 - Corporate Governance and Management

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

      On September 20, 2006, the Registrant's Board of Directors nominated and elected Craig H. Bird to serve as a director of the Registrant, and to serve as Secretary of the Registrant. Mr. Bird is the principal owner of Segue Ventures, LLC, an investor relations firm. Segue Ventures, LLC has served the Registrant as an investor relations consultant since April 2006, and will continue to provide those services to the Registrant. In consideration for these services, the Registrant pays to Segue Ventures, LLC, $10,000 per month, and 1,500,000 shares of the Registrant's common stock, issuable in monthly installments of 125,000 shares each. The term of the agreement extends to April 2007.

      Craig H. Bird recently completed a distinguished military career, serving in the United States Army for 23 years, and retiring as Lieutenant Colonel in 2004. Mr. Bird served in strategically sensitive positions involving multi-national political-military affairs. Since then, he created and moderates four investor relations website message boards, totaling more than 1000 investors. The websites include database files, links, opinion poll, pictures, and active message boards. He has also written several comprehensive business plans, assisted in providing information and analysis for public companies, and has drafted hundreds of press releases, information papers, professional letters and magazine articles.

      Mr. Bird received a Masters of Military Arts & Science from the School of Advanced Military Studies, Ft. Leavenworth, Kansas. He is a graduate of the Department of Defense' Post Graduate Intelligence Program (PGIP), Bolling Air force Base, Washington, DC, and a graduate of Command and General Staff College, Ft. Leavenworth, Kansas. Mr. Bird received a Bachelors of Science degree (Cum Laude) from Embry Riddle Aeronautical University.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.


                                          WI-TRON, INC.


Date: September 27, 2006                  By: /s/ Joseph K. Nordgaard
                                             -------------------------
                                             Joseph K. Nordgaard, CEO






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